                                                                    EXHIBIT 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED Pursuant to
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          Pursuant to 18 U.S.C.  1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley  Act of  2002,  the  undersigned,  A.  F.  Petrocelli,  Chairman,
President and Chief Executive  Officer of United Capital Corp., (the "Company"),
does  hereby  certify,  with  respect  to the  Annual  Report of the  Company on
Form 10-K/A for the period ended December 31, 2003 (the "Report") that:

1.   The Report fully complies with the  requirements  of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

2.   The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                             By: /s/ A. F. Petrocelli
                                 -----------------------------------------------
                                 A. F. Petrocelli
                                 Chairman, President and Chief Executive Officer
                                 April 27, 2004